                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated as of April 10, 2007  between  Residential  Funding
Company,  LLC, a Delaware limited liability company ("RFC") and Residential Asset Mortgage Products,  Inc.,
a Delaware corporation (the "Company").

                                                 Recitals

         A.       RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

         B.       The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter  defined)
originated  pursuant  to the Seller  Contracts  other than the  Arrearages  (as  defined in the Pooling and
Servicing Agreement) with respect thereto.

         C.       The Company, RFC, as master servicer,  and LaSalle Bank National Association,  as trustee
(the  "Trustee"),  are  entering  into a Pooling  and  Servicing  Agreement  dated as of March 1, 2007 (the
"Pooling and Servicing  Agreement"),  pursuant to which the Trust proposes to issue  Mortgage  Asset-Backed
Pass-Through  Certificates,  RAAC Series  2007-SP1  (the  "Certificates")  consisting  of classes of senior certificates  designated as Class A-1, Class A-2 and Class A-3  (collectively,  the "Senior  Certificates")
and  subordinate  certificates  designated as Class M-1,  Class M-2,  Class M-3 and Class M-4  Certificates
(collectively,  the "Class M Certificates"),  Class R-I Certificates,  Class R-II Certificates and Class SB
Certificates  representing  beneficial  ownership interests in a trust fund consisting  primarily of a pool of mortgage loans identified in Exhibit G to the Pooling and Servicing Agreement (the "Mortgage Loans").

         D.       In connection with the purchase of the Mortgage  Loans,  the Company will assign to or at the  direction of RFC the Class R-I,  Class R-II and Class SB  Certificates  (collectively,  the  "Retained
Certificates").

         E.       In  connection  with  the  purchase  of  the  Mortgage  Loans  and  the  issuance  of the
Certificates,  RFC wishes to make  certain  representations  and  warranties  to the  Company and to assign certain of its rights under the Seller  Contracts to the Company,  and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

         F.       The Company and RFC intend  that the  conveyance  by RFC to the Company of all its right, title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not defined  herein shall have the meanings  assigned  thereto in the Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company  without recourse  all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal,  and with respect to any Sharia  Mortgage  Loans,  all amounts in respect of profit payments and acquisition  payments,  received on or with  respect to the  Mortgage  Loans after the Cut-off  Date (other than payments of principal  and interest,  and with respect to any Sharia  Mortgage  Loans,  all amounts in respect  of profit  payments  and  acquisition  payments,  due on the  Mortgage  Loans in March  2007).  In consideration of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to $335,754,021.20  and the Retained  Certificates.  In connection with such assignment and at the  Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note
(other than any  Destroyed  Mortgage  Note) to the order of the  Trustee and  delivered  an  assignment  of mortgage in recordable  form to the Trustee or its agent.  A Destroyed  Mortgage Note means a Mortgage Note the original of which was permanently lost or destroyed.

         The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge  of the  Mortgage  Loans by RFC to the  Company  to secure a debt or other  obligation  of RFC.
However,  in the event that the  Mortgage  Loans are held to be  property of RFC, or if for any reason this
Agreement is held or deemed to create a security  interest in the Mortgage  Loans then it is intended  that
(a) this Agreement shall also be deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the  Minnesota  Uniform  Commercial  Code  and  the  Uniform  Commercial  Code of any  other  applicable jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be a grant by RFC to the
Company of a security  interest in all of RFC's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage  Loans,  including (i)
with respect to each  Cooperative  Loan,  the related  Mortgage  Note,  Security  Agreement,  Assignment of
Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease, any insurance policies and all other documents in the related  Mortgage  File and (ii) with  respect to any Sharia  Mortgage  Loan,  the related
Sharia Mortgage Loan Security Instrument,  Sharia Mortgage Loan Co-Ownership Agreement,  Obligation to Pay,
Assignment Agreement and Amendment of Security  Instrument,  any insurance policies and all other documents in the related  Mortgage File and (iii) with respect to each  Mortgage  Loan other than a Cooperative  Loan or Sharia Mortgage Loan, the related Mortgage Note, the Mortgage,  any related  insurance  policies and all other  documents in the related  Mortgage File, (B) all amounts  payable  pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles,  payment intangibles,  accounts, chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit, goods, letters of credit,  advices of credit and  investment  property and other  property of whatever kind or description now existing or hereafter  acquired  consisting of,  arising from or relating to any of the foregoing,  and all  proceeds of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments, securities  or other  property,  including,  without  limitation,  all  amounts  from  time to time held or invested in the Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments, securities or other  property;  (c) the possession by the Trustee,  the Custodian or any other agent of the
Trustee of Mortgage  Notes or such other items of property as  constitute  instruments,  money,  negotiable documents or chattel  paper shall be deemed to be  "possession  by the secured  party",  or possession by a purchaser or a person  designated by him, for purposes of perfecting the security  interest pursuant to the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other  applicable  jurisdiction
(including,  without limitation,  Section 9-305, 8-313 or 8-321 thereof);  and (d) notifications to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,
shall  be  deemed  notifications  to,  or  acknowledgments,   receipts  or  confirmations  from,  financial
intermediaries,  bailees or agents (as  applicable)  of the  Trustee  for the  purpose of  perfecting  such security  interest under  applicable  law. RFC shall, to the extent  consistent  with this Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described  above,  such security  interest would be deemed to be a perfected  security  interest of first  priority  under  applicable law and will be maintained  as  such  throughout  the  term of this  Agreement.  Without  limiting  the  generality  of the foregoing,  RFC shall  prepare and  deliver to the  Company no less than 15 days prior to any filing  date, and the Company  shall file,  or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the Company's  security  interest in or lien on the Mortgage  Loans including  without  limitation  (x)  continuation  statements,  and (y)  such  other  statements  as may be occasioned  by (1) any change of name of RFC or the  Company,  (2) any change of  location  of the state of formation,  place of business or the chief  executive  office of RFC or (3) any transfer of any interest of
RFC in any Mortgage Loan.

3.       Concurrently  with the  execution and delivery  hereof,  the Company  hereby  assigns to or at the direction  of  RFC  without  recourse  all  of its  right,  title  and  interest  in  and  to the  Retained
Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

(a)      The  information  set forth in the  Mortgage  Loan  Schedule  for such  Mortgage  Loan is true and correct  in  all  material  respects  as of the  date  or  dates  respecting  which  such information is furnished;

(b)      Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and
                  Treasury Regulations Section 1.860G-2(a)(1);

(c)      Immediately  prior to the conveyance of each Mortgage Loan to the Trustee,  RFC had good title to, and was the sole  owner  of,  such  Mortgage  Loan free and  clear of any  pledge,  lien,
                  encumbrance   or  security   interest   (other  than  rights  to  servicing  and  related
                  compensation) and such conveyance  validly  transfers  ownership of such Mortgage Loan to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(d)      Each Mortgage Note  constitutes a legal,  valid and binding  obligation of the  Mortgagor,  or the consumer in the case of any Sharia  Mortgage  Loans,  enforceable in accordance  with its terms  except as  limited by  bankruptcy,  insolvency  or other  similar  laws  affecting generally the enforcement of creditors' rights;

(e)      To the best of RFC's  knowledge as of the Cut-off  Date,  and except as noted in (h) below,  there is no default,  breach,  violation or event of  acceleration  existing under the terms of any  Mortgage  Note or Mortgage  and no event which,  with notice and  expiration  of any grace  or cure  period,  would  constitute  a  default,  breach,  violation  or  event of acceleration  under the terms of any  Mortgage  Note or  Mortgage,  and no such  default, breach,  violation  or  event of  acceleration  has been  waived  by RFC or by any  other entity involved in servicing a Mortgage Loan;

(f)      Each Mortgage Loan with a  Loan-to-Value  Ratio,  or combined  Loan-to-Value  Ratio in the case of
                  Mortgage  Loans Secured by second liens,  at origination in excess of 80% will be insured by a Primary  Insurance  Policy,  except for  approximately  76.3% of the Mortgage Loans.
                  The amount of this  insurance  covers the amount of such  Mortgage  Loan in excess of 75%
                  of the value of the related  Mortgaged  Property used in  determining  the  Loan-to-Value
                  Ratio,  or combined  Loan-to-Value  Ratio in the case of Mortgage Loans Secured by second liens.

(g)      As of the Cut-Off  Date,  none of the Mortgage  Loans are 30 to 59 days  Delinquent  in payment of principal  and  interest  and  none  of  the  Mortgage  Loans  have  been  30 to 59  days delinquent in the payment of principal  and interest  within the last twelve  months.  As of the  Cut-Off  Date,  none  of  the  Mortgage  Loans  are  currently  60 or  more  days delinquent in the payment of principal  and interest and none of the Mortgage  Loans have been 60 or more days  delinquent  in the payment of  principal  and  interest  within the last twelve months;

(h)      None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(i)      To the  best of RFC's  knowledge,  there is no  delinquent  tax or  assessment  lien  against  any related Mortgaged Property;

(j)      No Mortgagor has any valid right of offset,  defense or  counterclaim  as to the related  Mortgage
                  Note or Mortgage,  except as may be provided  under the  Servicemembers  Civil Relief Act of 1940, as amended;

(k)      No Mortgage Loan provides for payments that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government;

(l)      The  proceeds  of each  Mortgage  Loan  have  been  fully  disbursed  and (2) to the best of RFC's knowledge,  there  is no  requirement  for  future  advances  thereunder  and any and all requirements  as to  completion  of  any  on-site  or  off-site  improvements  and  as to disbursements  of any escrow  funds  therefor  (including  any escrow  funds held to make
                  Monthly Payments pending  completion of such  improvements)  have been complied with. All costs,  fees and expenses  incurred in making,  closing or recording  the Mortgage  Loans were paid;

(m)      To the best of RFC's  knowledge,  with  respect to each  Mortgage  Loan,  there are no  mechanics'
                  liens or claims for work,  labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal with, the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy;

(n)      With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of such  Mortgage  Loan,  is valid and  binding,  and  remains in full force and  effect, unless the related  Mortgaged  Property is located in the State of Iowa and an attorney's certificate with respect to such Mortgaged Property has been provided;

(o)      Each  Mortgaged  Property is free of damage and in good repair and no notice of  condemnation  has been given with respect thereto.  RFC knows of nothing  involving any Mortgaged  Property
                  that  could  reasonably  be  expected  to  materially   adversely  affect  the  value  or
                  marketability of any Mortgaged Property;

(p)      Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate to realize the  benefits of the  security  against the  Mortgaged
                  Property,  including (i) in the case of a Mortgage that is a deed of trust,  by trustee's sale or (ii) by judicial  foreclosure or, if applicable,  non-judicial  foreclosure,  and to the best of RFC's  knowledge,  there is no homestead or other  exemption  available to the Mortgagor  that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to applicable  federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

(q)      To the best of RFC's  knowledge,  with respect to each Mortgage that is a deed of trust, a trustee duly qualified under  applicable law to serve as such is properly  named,  designated and serving,  and except in  connection  with a trustee's  sale after default by a Mortgagor, no fees or expenses  are payable by the seller or RFC to the trustee  under any  Mortgage that is a deed of trust;

(r)      If the  improvements  securing a Mortgage Loan are located in a federal  designated  special flood hazard area,  flood  insurance in the amount required under the Program Guide covers such
                  Mortgaged  Property  (either by coverage under the federal flood insurance  program or by coverage from private insurers);

(s)      To the extent an appraisal  was made on a Mortgage  Loan,  the  appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

(t)      Each Mortgage Loan is covered by a standard hazard insurance policy;

(u)      [RESERVED];

(v)      To the best of RFC's knowledge,  any escrow arrangements  established with respect to any Mortgage
                  Loan are in  compliance  with all  applicable  local,  state and federal  laws and are in compliance with the terms of the related Mortgage Note;

(w)      None of the Mortgage Loans are mortgage loans that under  applicable  state or local law in effect at the time of  origination  of such loan are referred to as a  "high-cost"  or "covered"
                  loan  or any  other  similar  designation  if the law  imposes  greater  restrictions  or additional  legal  liability for  residential  mortgage  loans with high interest  rates, points and/or fees;

(x)      None of the Mortgage Loans are subject to the Home  Ownership and Equity Act of 1994,  referred to as the Homeownership Act.

(y)      None of the  proceeds of any  Mortgage  Loan were used to finance the  purchase of single  premium credit insurance policies;

(z)      No Mortgage  Loan has a prepayment  penalty term that extends  beyond five years after the date of origination;

(aa)     Each  Mortgage  Loan at the time it was made  complied in all material  respects  with  applicable
                  local,  state,  and  federal  laws,  including,   but  not  limited  to,  all  applicable
                  anti-predatory lending laws; including the Homeownership Act.

(bb)     Except for  approximately  0.1% of the  Mortgage  Loans,  no Mortgage  Loan is a High Cost Loan or
                  Covered Loan,  as  applicable  (as such terms are defined in Appendix E of the Standard &
                  Poor's  Glossary For File Format For LEVELS(R)Version 5.6E  Revised  (attached  hereto as
                  Exhibit  1));  provided  that no  representation  and warranty is made in this clause (y)
                  with  respect to any  Mortgage  Loan  secured by  property  located in the located in the
                  State of West Virginia,  and provided further that no Qualified  Substitute Mortgage Loan shall be a High Cost Loan or  Covered  Loan (as such terms are  defined in  Appendix E of the  Standard & Poor's  Glossary  for File  Format  For  LEVELS(R)in effect on the date of substitution),  unless the Company  shall have  received  from S&P  written  confirmation that the inclusion of any such  Mortgage Loan will not adversely  affect the then current ratings assigned to any of the Certificates by S&P; and

(cc)     To the best of RFC's  knowledge,  the  Subservicer for each Mortgage Loan has accurately and fully reported  its  borrower  credit  files  to each of the  Credit  Repositories  in a timely manner.

(dd)     No Mortgage  Loan  originated on or after October 1, 2002 through March 6, 2003 is governed by the
                  Georgia Fair Lending Act.

(ee)     With  respect  to  any  Sharia  Mortgage  Loan,  mortgage  pass-through,   certificates  or  notes
                  representing  interests in mortgage  loans that are in all material  respects of the same type as the Mortgage  Loans,  and which are  structured to be  permissible  under Islamic law utilizing a declining  balance  co-ownership  structure,  have been, for at least one year prior to the date hereof,  (a) held by investors other than employee  benefit plans, and (b) rated at least BBB- or Baa3, as applicable, by a Rating Agency.

         Upon  discovery  by RFC or upon  notice  from  the  Company  or the  Trustee  of a  breach  of the foregoing  representations  and  warranties in respect of any Mortgage  Loan,  without giving effect to any requirement  that RFC have prior  knowledge  of such breach in respect of any  Mortgage  Loan,  or upon the occurrence of a Repurchase Event as described in Section 5 below,  which  materially and adversely  affects the  interests of any holders of the  Certificates  or the Company in such  Mortgage  Loan (notice of which shall be given to the  Company  by RFC,  if it  discovers  the same),  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects  or,  except  as  otherwise  provided  in  Section  2.04 of the  Pooling  and  Servicing
Agreement,  either (i) purchase such Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the  Purchase  Price for such  Mortgage  Loan or (ii)  substitute  a Qualified  Substitute
Mortgage  Loan or Loans for such Mortgage  Loan in the manner and subject to the  limitations  set forth in
Section 2.04 of the Pooling and  Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase or substitute a Mortgage Loan pursuant to this Section 4 was a breach of the  representation  and  warranty set forth in clause (cc) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence, an amount  equal to any  liability,  penalty or expense  that was  actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted  from such  breach,  or if incurred and paid by the
Trust Fund thereafter,  concurrently  with such payment.  Notwithstanding  the foregoing,  RFC shall not be required to cure  breaches or  Repurchase  Events or to purchase or to  substitute  for  Mortgage  Loans as provided  above  if the  substance  of such  breach  or  Repurchase  Event  also  constitutes  fraud in the origination of the Mortgage Loan.

5.       With respect to each Mortgage Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if one or both of the  following  occur:  (a) it is  discovered  that,  as of the date hereof,  the related
Mortgage was not a valid first lien (or second lien,  with  respect to junior lien  Mortgage  Loans) on the related  Mortgaged  Property  subject only to (i) the lien of real property taxes and  assessments  not yet due and payable, (ii) covenants,  conditions, and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title exceptions as are listed in the Program Guide and (iii) other matters to which like  properties  are commonly  subject which do not  materially  adversely  affect the value,  use,  enjoyment or  marketability  of the Mortgaged
Property or (b) it is discovered  that, as of the time of its  origination  and as of the date hereof,  the
Mortgage Loan did not comply in all material  respects with all applicable  local,  state and federal laws.
In  addition,  with respect to any  Mortgage  Loan listed on the attached  Schedule A with respect to which any  document  or  documents  constituting  a part of the  Mortgage  File are missing or  defective  in any material respect,  if such Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related  Mortgage  note is  materially  adversely  affected  by the  absence or  defectiveness  of any such document or  documents,  a Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

6.       Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company,  and the
Company hereby  assumes,  all of RFC's rights and  obligations  under the Seller  Contracts with respect to the Mortgage Loans to be serviced under the Pooling and Servicing  Agreement,  other than RFC's obligations in  respect  of  representations  and  warranties  made by it under any  Seller  Contract;  provided  that, notwithstanding  the assignment and assumption  hereunder,  RFC shall have the concurrent right to exercise remedies  and pursue  indemnification  upon a breach by a Seller  under any Seller  Contract  of any of its representations  and  warranties.  This  Agreement  shall inure to the  benefit of and be binding  upon the parties hereto and their  respective  successors  and assigns,  and no other person shall have any right or obligation hereunder.

7.       This Agreement  will be governed by and construed in accordance  with the laws of the State of New
York,  without regard to the conflict of law principles  thereof,  other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

                                         [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By: /s/ Jeffrey Blaschko
                                                     Name:    Jeffrey Blaschko
                                                     Title:   Associate

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By: /s/ Tim Jacobson
                                                     Name:    Tim Jacobson
                                                     Title:   Vice President

                                                SCHEDULE A

                         Schedule of Mortgage Loans with Defective Mortgage Files

                                              (See attached)

                                                 EXHIBIT 1

                                                                                      REVISED July 11, 2005

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending  laws in the  Jurisdictions listed below into three  categories  based upon a combination of factors that include (a) the risk exposure associated  with the assignee  liability  and (b) the tests and  thresholds  set forth in those laws.  Note that certain  loans  classified  by the relevant  statute as Covered are included in Standard & Poor's High
Cost Loan  Category  because  they  included  thresholds  and tests that are  typical of what is  generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
            State/Jurisdiction                                     Name of Anti-Predatory                        Category under Applicable Anti-Predatory
                                                                 Lending Law/Effective Date                                     Lending Law
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Arkansas                                     Arkansas Home Loan Protection Act, Ark. Code Ann.ss.ss.23-53-101 et   High Cost Home Loan
                                             seq.

                                             Effective July 16, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Cleveland Heights, OH                        Ordinance No. 72-2003 (PSH), Mun. Codess.ss.757.01 et seq.            Covered Loan

                                             Effective June 2, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Colorado                                     Consumer Equity Protection, Colo. Stat. Ann.ss.ss.5-3.5-101 et seq.   Covered Loan

                                             Effective for covered loans offered or entered into on or after
                                             January 1, 2003. Other provisions of the Act took effect on June
                                             7, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Connecticut                                  Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen.     High Cost Home Loan
                                             Stat.ss.ss.36a-746 et seq.

                                             Effective October 1, 2001
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
District of Columbia                         Home Loan Protection Act, D.C. Codess.ss.26-1151.01 et seq.           Covered Loan

                                             Effective for loans closed on or after January 28, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Florida                                      Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078 et seq.               High Cost Home Loan

                                             Effective October 2, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home Loan

                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia as amended (Mar. 7, 2003 - current)  Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home Loan

                                             Effective for loans closed on or after March 7, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
HOEPA Section 32                             Home Ownership and Equity Protection Act of 1994, 15 U.S.C.ss.      High Cost Loan
                                             1639, 12 C.F.R.ss.ss.226.32 and 226.34

                                             Effective October 1, 1995, amendments October 1, 2002
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Illinois                                     High Risk Home Loan Act, Ill. Comp. Stat. tit. 815,ss.ss.137/5 et     High Risk Home Loan
                                             seq.

                                             Effective January 1, 2004 (prior to this date, regulations under
                                             Residential Mortgage License Act effective from May 14, 2001)
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Kansas                                       Consumer Credit Code, Kan. Stat. Ann.ss.ss.16a-1-101 et seq.          High Loan to Value Consumer Loan (id.ss.
                                                                                                                 16a-3-207) and;
                                             Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999;
                                             Section 16a-3-308a became effective July 1, 1999
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                                                                                                                 High APR Consumer Loan (id.ss.16a-3-308a)
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Kentucky                                     2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev. Stat.ss.ss.     High Cost Home Loan
                                             360.100 et seq.

                                             Effective June 24, 2003
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Maine                                        Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.8-101 et seq.         High Rate High Fee Mortgage

                                             Effective September 29, 1995 and as amended from time to time
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Massachusetts                                Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et seq. and 209 C.M.R.     High Cost Home Loan
                                           ss.ss.40.01 et seq.

                                             Effective March 22, 2001 and amended from time to time
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Nevada                                       Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.598D.010 et seq.          Home Loan

                                             Effective October 1, 2003
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New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     High Cost Home Loan
                                           ss.ss.46:10B-22 et seq.

                                             Effective for loans closed on or after November 27, 2003
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New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       High Cost Home Loan

                                             Effective as of January 1, 2004; Revised as of February 26, 2004
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New York                                     N.Y. Banking Law Article 6-l                                        High Cost Home Loan

                                             Effective for applications made on or after April 1, 2003
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North Carolina                               Restrictions and Limitations on High Cost Home Loans, N.C. Gen.     High Cost Home Loan
                                             Stat.ss.ss.24-1.1E et seq.

                                             Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
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Ohio                                         H.B. 386 (codified in various sections of the Ohio Code), Ohio      Covered Loan
                                             Rev. Code Ann.ss.ss.1349.25 et seq.

                                             Effective May 24, 2002
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Oklahoma                                     Consumer Credit Code (codified in various sections of Title 14A)    Subsection 10 Mortgage

                                             Effective July 1, 2000; amended effective January 1, 2004
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South Carolina                               South Carolina High Cost and Consumer Home Loans Act, S.C. Code     High Cost Home Loan
                                             Ann.ss.ss.37-23-10 et seq.

                                             Effective for loans taken on or after January 1, 2004
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West Virginia                                West Virginia Residential Mortgage Lender, Broker and Servicer      West Virginia Mortgage Loan Act Loan
                                             Act, W. Va. Code Ann.ss.ss.31-17-1 et seq.

                                             Effective June 5, 2002
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-----------------------------------------------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S COVERED LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
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            State/Jurisdiction                                     Name of Anti-Predatory                        Category under Applicable Anti-Predatory
                                                                 Lending Law/Effective Date                                     Lending Law
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           Covered Loan

                                             Effective October 1, 2002 - March 6, 2003
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New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     Covered Home Loan
                                             ss.ss.46:10B-22 et seq.

                                             Effective November 27, 2003 - July 5, 2004
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STANDARD & POOR'S HOME LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
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            State/Jurisdiction                                     Name of Anti-Predatory                        Category under Applicable Anti-Predatory
                                                                 Lending Law/Effective Date                                     Lending Law
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           Home Loan

                                             Effective October 1, 2002 - March 6, 2003
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New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     Home Loan
                                             ss.ss.46:10B-22 et seq.

                                             Effective for loans closed on or after November 27, 2003
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New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       Home Loan

                                             Effective as of January 1, 2004; Revised as of February 26, 2004
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North Carolina                               Restrictions and Limitations on High Cost Home Loans, N.C. Gen.     Consumer Home Loan
                                             Stat.ss.ss.24-1.1E et seq.

                                             Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
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South Carolina                               South Carolina High Cost and Consumer Home Loans Act, S.C. Code     Consumer Home Loan
                                             Ann.ss.ss.37-23-10 et seq.

                                             Effective for loans taken on or after January 1, 2004
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